UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2026

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Offices, and Zip Code) Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2026, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) appointed Peter Babej to the Board, effective April 1, 2026, for a term of office ending at the 2026 annual meeting of shareholders, or until his successor is duly elected and qualified. The addition of Mr. Babej increases the size of the Board to twelve directors.

Mr. Babej, 62, is a former member of the Executive Management Team of Citigroup. During his time with Citigroup, his roles included CEO of Citi Asia, Chairman and Interim Head of Banking, and Global Head of Financial Institutions. Prior to his roles with Citigroup, Mr. Babej held senior positions at Deutsche Bank and Lazard Frères & Co. LLC.

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a participant since December 31, 2022, in which the amount involved exceeds $120,000 and in which Mr. Babej had, or will have, a direct or indirect material interest.

There are no arrangements or understandings between Mr. Babej and any other person pursuant to which he was appointed as a director. Mr. Babej will participate in the non-employee director compensation arrangements established by the Company for non-employee directors, as described under “Board of Directors – Director Compensation” in the Company’s proxy statement dated April 10, 2025 for its 2025 annual meeting of shareholders. Mr. Babej has not yet been named to any committees of the Board.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) announcing the appointment of Mr. Babej to the Board, a copy of which is furnished with this report as Exhibit 99.1. The information set forth in this Item 7.01, including the Press Release, is being furnished and shall not be deemed to be “filed”, as described in Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release of Reinsurance Group of America, Incorporated dated March 19, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL) to the exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: March 19, 2026	By:	/s/ Axel André
Axel André
Executive Vice President and Chief Financial Officer